AIA DOCUMENT A101-1997

STANDARD FORM OF AGREEMENT BETWEEN OWNER AND CONTRACTOR
WHERE THE BASIS OF PAYMENT IS A STIPULATED SUM

AGREEMENT made as of the 29th day of September in the year 2003.
                         ----        ---------             ----
(In words, indicate day, month and year)


BETWEEN the Owner:                     The National Bank of Gainesville
                                       --------------------------------
(Name, address and other information)  807 Dorsey Street
                                       -----------------
                                       Gainesville, GA  30501
                                       ----------------------


And the Contractor:                    Optum Construction Group, LLC
                                       -----------------------------
(Name, address and other information)  2196 Hilton Drive SW, Suite E
                                       -----------------------------
                                       Gainesville, Georgia 30501
                                       --------------------------


The Project is:                        The National Bank of Gainesville
                                       --------------------------------
(Name and location)                    807 Dorsey Street
                                       -----------------
                                       Gainesville, Georgia 30501
                                       --------------------------


The Architect is:                      Reynolds Architects, P.C.
                                       -------------------------
(Name, address and other information)  315 Academy Street NE
                                       ---------------------
                                       Gainesville, GA 30501
                                       ---------------------


The Owner and Contractor agree as follows:

ARTICLE 1  THE CONTRACT DOCUMENTS
     The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in Article 8.

ARTICLE 2  THE WORK OF THIS CONTRACT
     The Contractor shall fully execute the Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others.


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
ARTICLE 3  DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION
     3.1 The date of commencement of the Work shall be the date of this Agreement unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner.
     (Insert the date of commencement if it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed.)

     Seven days after date of issue of building permit.
     -------------------------------------------------

     If, prior to the commencement of the Work, the Owner requires time to file mortgages, mechanic's liens and other security interest, the Owner's time requirement shall be as follows:


     3.2  The Contract Time shall be measured from the date of commencement.

     3.3 The Contractor shall achieve Substantial Completion of the entire Work not later than Two Hundred Forty (240) calendar days from the date of
                    --------------------------------
     commencement, or as follows:
     (Insert number of calendar days. Alternatively, a calendar date may be used when coordinated with the date of commencement. Unless stated elsewhere in the Contract Documents, insert any requirements for earlier Substantial Completion of certain portions of the Work)


     , subject to adjustments of this Contract Time as provided in the Contract Documents.
     (Insert provisions, if any, for liquidated damages relating to failure to complete on time or for bonus payments for early completion of the Work.)

ARTICLE 4  CONTRACT SUM
     4.1 The Owner shall pay the Contractor the Contract Sum in current funds for the Contractor's performance of the Contract. The Contract Sum shall be One Million One Hundred Eight Thousand Four Hundred Forty-six and 00/100
     ------------------------------------------------------------------------
     Dollars ($1,108,446.00), subject to additions and deductions as provided in
     -----------------------
     the Contract Documents.

     4.2 The Contract Sum is based upon the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the
     Owner:
     (State the numbers or other identification of accepted alternates. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attached a schedule of such other alternates showing the amount for each and the date when that amount expires.)

     N/A.
     ---

     4.3  Unit prices, if any, are as follows:

ARTICLE 5  PAYMENTS
     5.1  PROGRESS PAYMENTS
     5.1.1 Based upon Applications for Payment submitted to the Architect by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

     5.1.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:

     5.1.3 Provided that an Application for Payment is received by the Architect not later than the 25th day of a month, the Owner shall make payment to the
                        ----
     Contractor not later than the 10th day of the following month. If an
                                   ----                      -----
     Application for Payment is received by the Architect after the application date fixed above, payment shall be made by the Owner not later than 15 days after the Architect receives the Application for Payment.

     5.1.4 Each Application for Payment shall be based on the most recent schedule of values submitted by the Contractor in accordance with the Contract Documents. The schedule of values shall allocate the entire Contract Sum among the various portions of the Work. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.

     5.1.5 Applications for Payment shall indicate the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment.

     5.1.6 Subject to the other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

          .1 Take that portion of the Contract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the Contract Sum allocated to that portion of the Work in the schedule of values, less retainage of ten percent (10%). Pending
                                                     -----------------
               final determination of cost to the Owner of changes in the Work, amounts not in dispute shall be included as provided in Subparagraph 7.3.8 of AIA Document A201-1997;

          .2 Add that portion of the Contract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction (or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing), less retainage of zero
                                                                        ----
               percent (0%);
               -------------

          .3   Subtract the aggregate of previous payments made by the Owner;
               and

          .4 Subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment as provided in Paragraph 9.5 of AIA Document A201-1997.

     5.1.7 The progress payment amount determined in accordance with Subparagraph 5.1.6 shall be further modified under the following circumstances:

          .1 Add, upon Substantial Completion of the Work, a sum sufficient to increase the total payments to the full amount of the Contract Sum, less such amounts as the Architect shall determine for incomplete Work, retainage applicable to such work and unsettled claims; and
               (Subparagraph 9.8.5 of AIA Document A201-1997 requires release of applicable retainage upon Substantial Completion of Work with consent of surety, if any)

          .2 Add, if final completion of Work is thereafter materially delayed through no fault of the Contractor, any additional amounts payable in accordance with Subparagraph 9.10.3 of AIA Document A201-1997.

     5.1.8 Reduction or limitation of retainage, if any, shall be as follows:
     (If it is intended, prior to Substantial Completion of the entire Work, to reduce or limit the retainage resulting from the percentages inserted in Clauses 5.1.6.1 and 5.1.6.2 above, and this is not explained elsewhere in the Contract Documents, insert here provisions for such reduction or limitation.

     To be reduced to 5% after reaching 50% completion.
     -------------------------------------------------

     5.1.9 Except with the Owner's prior approval, the Contractor shall not make advance payments to suppliers for materials or equipment, which have not been delivered and stored at the site.

     5.2  FINAL PAYMENT
     5.2.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the contractor when:

          .1 the Contractor has fully performed the Contract except for the Contractor's responsibility to correct Work as provided in Subparagraph 12.2.2 of AIA Document A201-1997, and to satisfy other requirements, if any, which extend beyond final payment; and

          .2   a final Certificate for Payment has been issued by the Architect.

     5.2.2 The Owner's final payment to the Contractor shall be made no later than 30 days after the issuance of the Architect's final Certificate for Payment, or as follows:


ARTICLE 6  TERMINATION OR SUSPENSION
     6.1 The Contract may be terminated by the Owner or the Contractor as provided in Article 14 of AIA Document A201-1997.

     6.2 The Work may be suspended by the Owner as provided in Article 14 of AIA Document A201-1997.

ARTICLE 7  MISCELLANEOUS PROVISIONS
     7.1 Where reference is made in this Agreement to a provision of AIA Document A201-1997 or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

     7.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.
     (Insert rate of interest agreed upon, if any.)


     (Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Contractor's principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

     7.3  The Owner's representative is:
     (Name, address and other information)

               M. Garland Reynolds, Jr., FAIA
               ------------------------------

     7.4  The Contractor's representative is:
     (Name, address and other information)

               Ed Maxwell
               ----------

     7.5 Neither the Owner's nor the Contractor's representative shall be changed without ten days' written notice to the other party.

     7.6 Other provisions:

ARTICLE 8  ENUMERATION OF CONTRACT DOCUMENTS
     8.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

     8.1.1 The Agreement is this executed 1997 edition of the Standard Form of Agreement Between Owner and Contractor, AIA Document A101-1997.

     8.1.2 The General Conditions are the 1997 edition of the General Conditions of the Contract for Construction, AIA Document A201-1997.

     8.1.3 The Supplementary and other Conditions of the Contract are those contained in the Project Manual dated August 28, 2003, and are as follows:
                                           ---------------

     Document                     Title                     Pages
     General Conditions        1976 Edition                1 thru 19
     ---------------------------------------------------------------
     Supplementary Conditions                              1 thru 10
     ---------------------------------------------------------------

     8.1.4 The Specifications are those contained in the Project Manual dated as in Subparagraph 8.1.3, and are as follows:

     Section                     Title                      Date
     See Appendix "A."
     -----------------

     8.1.5 The Drawings are as follows, and are dated August 28, 2003 unless a
                                                      ---------------
     different date is shown below:
     (Either list the Drawings here or refer to an exhibit attached to this Agreement.)

     Number                      Title                      Date
     A1.0         Coversheet                           August 28, 2003
     -----------------------------------------------------------------
     A1.1         First Floor Plan                     August 28, 2003
     -----------------------------------------------------------------
     A1.2         Second Floor Plan                    August 28, 2003
     -----------------------------------------------------------------
     A1.3         Third Floor Plan                     August 28, 2003
     -----------------------------------------------------------------
     A1.4         Roof Floor Plan                      August 28, 2003
     -----------------------------------------------------------------
     A2.1         First Floor Reflected Ceiling Plan   August 28, 2003
     -----------------------------------------------------------------
     A2.2         Second Floor Reflected Ceiling Plan  August 28, 2003
     -----------------------------------------------------------------
     A3.1         Front Elevations                     August 28, 2003
     -----------------------------------------------------------------
     A3.2         Side Elevations                      August 28, 2003
     -----------------------------------------------------------------
     A3.3         Rear Elevations                      August 28, 2003
     -----------------------------------------------------------------
     A4.1         Building Cross Sections              August 28, 2003
     -----------------------------------------------------------------
     A4.2         Framing Detail                       August 28, 2003
     -----------------------------------------------------------------
     A4.3         Framing Detail                       August 28, 2003
     -----------------------------------------------------------------
     A5.1         Section Details                      August 28, 2003
     -----------------------------------------------------------------
     A6.1         Stair Details                        August 28, 2003
     -----------------------------------------------------------------
     A7.1         Fireplace Section & Details          August 28, 2003
     -----------------------------------------------------------------
     A7.2         Cabinet & Equipment Details          August 28, 2003
     -----------------------------------------------------------------
     A7.3         Cabinet & Equipment Details          August 28, 2003
     -----------------------------------------------------------------
     A7.4         Window Schedule & Cabinet Details    August 28, 2003
     -----------------------------------------------------------------
     A7.5         Details Ornamental Iron & Wood Trim  August 28, 2003
     -----------------------------------------------------------------
     A8.1         Finish Schedule                      August 28, 2003
     -----------------------------------------------------------------
     A8.2         Door Schedule                        August 28, 2003
     -----------------------------------------------------------------
     C-1A         Initial Construction Staging Plan    August 20, 2003
     -----------------------------------------------------------------
     C-2A         Final Construction Staging Plan      August 18, 2003
     -----------------------------------------------------------------
     C-3A         Construction Staking Plan            August 20, 2003
     -----------------------------------------------------------------


                                                                               6

     Number       Title                                Date
     (continued)

     C-4A         Miscellaneous Details                August 20, 2003
     -----------------------------------------------------------------
     S1           General Notes & Typical Details      August 22, 2003
     -----------------------------------------------------------------
     S2           Foundation Plan                      August 22, 2003
     -----------------------------------------------------------------
     S3           Foundation Details                   August 22, 2003
     -----------------------------------------------------------------
     S4           Second Floor Framing Plan            August 22, 2003
     -----------------------------------------------------------------
     S5           Third Floor Framing Plan             August 22, 2003
     -----------------------------------------------------------------
     S6           Roof Framing Plan                    August 22, 2003
     -----------------------------------------------------------------
     S7           Framing Details                      August 22, 2003
     -----------------------------------------------------------------
     S8           Floor Framing Details                August 22, 2003
     -----------------------------------------------------------------
     S9           Bracing Elevations & Details         August 22, 2003
     -----------------------------------------------------------------
     M1.1         HVAC First Floor Mechanical Plan     June 11, 2003
     -----------------------------------------------------------------
     M1.2         HVAC Second Floor Mechanical Plan    June 11, 2003
     -----------------------------------------------------------------
     M2.1         Mechanical Schedule & Details        June 11, 2003
     -----------------------------------------------------------------
     P1.1         Water First Floor Plumbing Plan      August 25, 2003
     -----------------------------------------------------------------
     P1.2         Water Second Floor Plumbing Plan     August 25, 2003
     -----------------------------------------------------------------
     P1.3         Water Third Floor Plumbing Plan      August 25, 2003
     -----------------------------------------------------------------
     P1.4         Sanitary First Floor Plumbing Plan   August 25, 2003
     -----------------------------------------------------------------
     P1.5         Sanitary Second Floor Plumbing Plan  August 25, 2003
     -----------------------------------------------------------------
     P1.6         Sanitary Riser                       August 25, 2003
     -----------------------------------------------------------------
     P1.7         Water Riser                          August 25, 2003
     -----------------------------------------------------------------
     P1.8         Schedules, Details & Notes           August 25, 2003
     -----------------------------------------------------------------
     E1.1         Main Floor Power Plan                August 25, 2003
     -----------------------------------------------------------------
     E1.2         Second Floor Power Plan              August 25, 2003
     -----------------------------------------------------------------
     E1.3         Third Floor Power Plan               August 25, 2003
     -----------------------------------------------------------------
     E2.1         Main Floor Lighting Plan             August 25, 2003
     -----------------------------------------------------------------
     E2.2         Second Floor Lighting Plan           August 25, 2003
     -----------------------------------------------------------------
     E2.3         Third Floor Lighting Plan            August 25, 2003
     -----------------------------------------------------------------
     E3.1         Panel Schedules                      August 25, 2003
     -----------------------------------------------------------------
     E3.2         Panel Schedules                      August 25, 2003
     -----------------------------------------------------------------
     E4.1         Legend Details, Symbols & Notes      August 25, 2003
     -----------------------------------------------------------------

     8.1.6 The Addenda, if any, are as follows:

  Number          Date                                      Pages
         1        September 19, 2003                        1 thru 4
     ---------------------------------------------------------------
         2        September 24, 2003                        1 thru 2
     ---------------------------------------------------------------
     3-Post Bid   October 2, 2003                           1
     --------------------------------------------------------

     Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this Article 8.

     8.1.7 Other documents, if any, forming part of the Contract Documents are as follows:
     (List here any additional documents that are intended to form part of the Contract Documents AIA Document A201-1997 provides that bidding requirements such as advertisement or invitation to bid, Instructions to Bidders, sample forms and the Contractor's bid are not part of the Contract Documents unless enumerated in this Agreement. They should be listed here only if intended to be part of the Contract Documents.)

This Agreement is entered into as of the day and year first written above and is executed in at least there original copies, of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.


THE NATIONAL BANK OF GAINESVILLE             OPTUM CONSTRUCTION GROUP, LLC
---------------------------------            ------------------------------


/s/ Gary H. Anderson                         /s/ Ed Maxwell
---------------------------------            ------------------------------
OWNER (Signature)                            CONTRACTOR (Signature)


Gary H. Anderson, President/CEO              Ed Maxwell, President
---------------------------------            ------------------------------
(Printed name and title)                     (Printed name and title)


CAUTION: You should sign on original AIA document or a licensed reproduction, Originals contain the AIA logo printed in red; licensed reproductions are those produced in accordance with the instructions to this document.


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